VIRTUS KAR Mid-Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—95.9%
Consumer Discretionary—11.0%
Domino’s Pizza, Inc.	157,003	$ 64,721
Pool Corp.	242,485	96,681
Ross Stores, Inc.	667,741	92,409
		253,811

Consumer Staples—4.2%
Lamb Weston Holdings, Inc.	881,643	95,297
Financials—16.4%
Berkley (W.R.) Corp.	635,406	44,936
Broadridge Financial Solutions, Inc.	292,266	60,134
Brown & Brown, Inc.	781,707	55,587
FactSet Research Systems, Inc.	93,294	44,506
First Financial Bankshares, Inc.	1,463,538	44,345
Houlihan Lokey, Inc. Class A	722,675	86,656
LPL Financial Holdings, Inc.	181,633	41,343
		377,507

Health Care—12.4%
Azenta, Inc.(1)	1,454,777	94,764
Cooper Cos., Inc. (The)	260,567	98,609
West Pharmaceutical Services, Inc.	262,833	92,549
		285,922

Industrials—35.2%
Allegion plc	476,826	60,409
AMETEK, Inc.	817,529	134,803
Equifax, Inc.	252,221	62,372
Exponent, Inc.	975,456	85,879
HEICO Corp. Class A	545,762	77,738
Lennox International, Inc.	193,927	86,786
Nordson Corp.	314,623	83,111
Old Dominion Freight Line, Inc.	126,976	51,467
Pentair plc	849,322	61,754
Verisk Analytics, Inc. Class A	254,353	60,755
Westinghouse Air Brake Technologies Corp.	367,860	46,682
		811,756

	Shares	Value

Information Technology—16.7%
Aspen Technology, Inc.(1)	380,191	$ 83,699
Bentley Systems, Inc. Class B	1,593,289	83,138
Dolby Laboratories, Inc. Class A	696,727	60,044
Monolithic Power Systems, Inc.	156,229	98,546
Teledyne Technologies, Inc.(1)	132,060	58,937
		384,364

Total Common Stocks (Identified Cost $1,632,015)		2,208,657

Total Long-Term Investments—95.9% (Identified Cost $1,632,015)		2,208,657

Short-Term Investment—1.4%
Money Market Mutual Fund—1.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 5.250%)(2)	32,652,196	32,652
Total Short-Term Investment (Identified Cost $32,652)		32,652

TOTAL INVESTMENTS—97.3% (Identified Cost $1,664,667)		$2,241,309
Other assets and liabilities, net—2.7%		62,843
NET ASSETS—100.0%		$2,304,152

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the value of the Fund’s investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$2,208,657	$2,208,657
Money Market Mutual Fund	32,652	32,652
Total Investments	$2,241,309	$2,241,309
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
See Notes to Schedule of Investments

VIRTUS KAR Mid-Cap Core Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2023
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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